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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in his/her capacity as an officer of K2 Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

  •
  the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  •
  the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	K2 INC.

	By:	/s/ RICHARD M. RODSTEIN Richard M. Rodstein President and Chief Executive Officer

Dated: August 14, 2002	K2 INC.

	By:	/s/ JOHN J. RANGEL John J. Rangel Senior Vice President—Finance

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  Exhibit 99.1